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                                                                   Exhibit 10.28


       AMENDMENT No. 4, dated as of January 1, 2001, to the Amended and Restated Employment Agreement dated as of May 1, 1997 as heretofore amended (the "Agreement") by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and IRA B. LAMPERT (the "Executive").

       FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

       1. The Base Salary provided for in Section 4 of the Agreement is increased to $900,000 per year.

       2. The amount to be contributed annually to Executive's SERP Account (as defined in Section 7(b) of the Agreement) is increased to $500,000 per year beginning with calendar year 2001, and the Amended and Restated Supplemental Executive Retirement Plan and Agreement for the Executive, dated as of April 19, 2000, shall be amended accordingly.

       3. Section 8(a) of the Agreement is deleted and replaced with the following:

       "(a) In addition to any life insurance provided pursuant to Section 7(a) above, the Company shall provide the Executive with term life insurance coverage the beneficiary of which shall be designated by the Executive in the amount of $5 million face value. In addition, the Company shall provide the Executive with long-term disability coverage with: (i) an annual benefit of $352,000; and (ii) a lump sum benefit of $1 million payable in the event that the Executive's employment with the Company is terminated due to his Disability. Both life insurance and long-term disability coverages shall be provided at the Company's expense."

       4. The foregoing amendments are effective as of January 1, 2001.

       5. Except as amended hereby, the Agreement shall continue in full force and effect.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date first above written.




                                           CONCORD CAMERA CORP.


                                           By: /s/  Harlan I. Press
                                               ---------------------------------
                                               Harlan I. Press
                                               Vice President and Treasurer

                                           /s/  Ira B. Lampert
                                           ---------------------------------
                                           Ira B. Lampert



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Each of the undersigned hereby consents to the
execution and delivery of the foregoing Amendment
No. 4 and acknowledges that its guaranty of the Company's obligations under the Agreement, as amended, shall continue in full force and effect:



CONCORD HOLDING CORP.



By: /s/  Harlan I. Press
    ---------------------------------------
         Harlan I. Press


CONCORD KEYSTONE SALES CORP.



By: /s/  Harlan I. Press
    ---------------------------------------
         Harlan I. Press


CONCORD CAMERA ILLINOIS CORP.



By: /s/  Harlan I. Press
    ---------------------------------------
         Harlan I. Press



CONCORD CAMERA (EUROPE) LIMITED



By: /s/  Harlan I. Press
    ---------------------------------------
         Harlan I. Press



GOLDLINE (EUROPE) LIMITED



By: /s/  Harlan I. Press
    ---------------------------------------
         Harlan I. Press






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


CONCORD CAMERA FRANCE SARL



By: /s/ Urs W. Stampfli
    ---------------------------------------
    Urs W. Stampfli

CONCORD CAMERA GMBH



By: /s/ Andreas Konig; /s/ Ira B. Lampert
    ---------------------------------------


CONCORD CAMERA HK LIMITED



By: /s/ Harlan I. Press
    ---------------------------------------
    Harlan I. Press



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